UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 21, 2020

BULLFROG GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54653	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

897 Quail Run Drive, Grand Junction, Colorado		81505
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (970) 270-8306

Copies to:

Sichenzia Ross Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On January 16, 2020, Bullfrog Gold Corp. (the “Company”) entered into subscription agreements (“Subscription Agreements”) pursuant to which the Company sold an aggregate of 15,384,615 Units (the “Units”) with gross proceeds to the Company of CAD$2,000,000 to certain accredited investors (the “Investors”). The proceeds from this offering will be used for general corporate purposes.

Each Unit was sold for a purchase price of CAD$0.13 per Unit and consisted of one share of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) and a two year warrant to purchase fifty percent (50% or one-half warrant) of the number of Units purchased in the offering at a per share exercise price of CAD$0.20. In connection with the offering, the Company issued an aggregate of 7,692,308 shares of its Common Stock.

The Company paid a total of CAD$118,918 for finder's fees on subscriptions under the Offering, together with 914,750 share purchase warrants (the “Finder Warrants”). Each Finder Warrant entitles the holder to acquire one share of common stock at an exercise price of CAD$0.20 per share for a period of 24 months from the date of issuance.

The foregoing is not a complete summary of the terms of the offering described in this Item 1.01 and reference is made to the complete text of the form of Subscription Agreement and Warrant attached as exhibits to this report.

The Shares were issued to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”) and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Ac.

Item 3.02	Unregistered Sales of Equity Securities.

The information under Item 1.01 is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Subscription Agreement

10.2	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BULLFROG GOLD CORP.

Date: January 21, 2020	By:	/s/ David Beling
Name: David Beling
Title: President and Chief Executive Officer